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                                                                    EXHIBIT 23.5


We hereby consent to the incorporation by reference into this Registration Statement of our audit report respecting the financial statements of Tri-Star Industrial Supply, Inc., St. Louis, Missouri, at and for the years ended September 30, 1996 and 1995, included in Amendment No. 3 to the Registration Statement on Form S-1 of Industrial Distribution Group, Inc., and to the references made to our firm in this Registration Statement.

                                    /s/ Baird, Kurtz & Dobson

St. Louis, Missouri
September 22, 1997